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                                                                   Exhibit 10.10


                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                                FOURTH AMENDMENT

                                 January 8, 1998


LANDLORD:       EOP-2 Oliver Street, L.L.C. (f/k/a BP-2 Oliver Street, L.L.C.),
                successor-in-interest to Beacon Properties, L.P., successor-in-interest to MLH Income Realty Partnership V

TENANT:         Advanced Manufacturing Research, Inc.

EXISTING
PREMISES:       Areas on the fifth (5th) floor of the Building containing (in the aggregate) 9,828 rentable square feet, substantially as shown on Exhibit H to the Lease dated August 12, 1992, on First
                Amendment Exhibit A, dated December 31, 1994 and on Second
                Amendment, Exhibit A, dated January 23, 1996; and an area on the sixth (6th) floor of the Building containing 6,327 rentable square feet, substantially as shown on Third Amendment, Exhibit A dated October 15, 1996


ORIGINAL LEASE DATA

LEASE EXECUTION
DATE:           August 12, 1992

TERMINATION
DATE:           November 30, 2001

PREVIOUS
LEASE
AMENDMENTS:     First Amendment dated December 31, 1994 Second Amendment dated
                January 23, 1996 Third Amendment dated October 15, 1996

FOURTH AMENDMENT
ADDITIONAL
PREMISES:       An area on the fourth (4th) floor of the Building containing
                9,998 rentable square feet, substantially as shown on Fourth
                Amendment, Exhibit A, Sheet 1, dated January 8, 1998, a copy of which is attached hereto and incorporated by reference herein.


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     WHEREAS, Tenant desires to (i) extend the term of the lease in respect of the Existing Premises for an additional period; and (ii) lease additional premises located in the Building, to wit, the Fourth Amendment Additional Premises;

     WHEREAS, Landlord is willing to (i) extend the term of the lease in respect of the Existing Premises; and (ii) lease the Fourth Amendment Additional Premises to Tenant upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the "Lease"), is hereby further amended as follows (capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease):

     1. EXTENSION OF TERM OF LEASE

     The Term of the Lease in respect of the Existing Premises is hereby extended for an additional period commencing as of December 1, 2001 and expiring seven (7) years after the Commencement Date in respect of the Fourth Amendment Additional Premises, as hereinafter defined. The leasing of the Existing Premises for such additional term shall be upon the terms set forth on Revised Schedule B-5, Fourth Amendment, Sheets 1, 2, 3, 4 and 5, dated January 8, 1998, a copy of which is attached hereto and incorporated by reference herein ("Fourth Amendment Revised Schedule B-5"), and upon all of the other terms and conditions of the Lease in effect immediately preceding the commencement of such additional term. Landlord shall, at its expense (except as hereinafter provided), replace the carpet in the fifth (5th) floor portion of the Existing Premises (the "Carpet Work"). Landlord shall contribute up to Forty Thousand and 00/100 ($40,000.00) Dollars ("Landlord's Carpet Allowance") towards the costs of the Carpet Work. If the costs of the Carpet Work exceed Landlord's Carpet Allowance, Tenant shall reimburse Landlord such excess amount upon receipt of a bill(s) or invoice(s) from Landlord therefor. Tenant shall not be entitled to any unused portion of Landlord's Carpet Allowance. Tenant shall cooperate with Landlord in the scheduling and performance of the Carpet Work.

     2. DEMISE OF THE FOURTH AMENDMENT ADDITIONAL PREMISES

     Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Fourth Amendment Additional Premises for a term commencing as of the Commencement Date in respect of the Fourth Amendment Additional Premises and expiring seven (7) years thereafter. Said demise of the Fourth Amendment Additional Premises shall be upon the terms set forth on Fourth Amendment Revised Schedule B-5 and upon all of the other terms and conditions of the Lease, except as follows:

     A. The Commencement Date in respect of the Fourth Amendment Additional Premises means April 1, 1998, unless Landlord's Work in respect of the Fourth Amendment Additional Premises, as defined in Paragraph 3 hereof, is delayed for any reason other than a delay caused by Tenant or its agents, employees or contractors. In such event, the Commencement Date in respect of the Fourth Amendment Additional Premises shall be delayed to a later date in accordance with Article 3.03 of the Lease, provided, however, that the provisions of
Article 3.03 of the Lease which give Tenant the right to occupy premises prior to



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carpet installation shall not apply to (Landlord's Work in respect of) the
Fourth Amendment Additional Premises.

     B. Commencing as of the Commencement Date in respect of the Fourth Amendment Additional Premises, Tenant shall pay Occupancy Costs in respect of the Fourth Amendment Additional Premises on a monthly estimated basis based upon the most recent Tax Costs and other Operating Costs data available to Landlord.

     C. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

     3. CONDITION OF FOURTH AMENDMENT ADDITIONAL PREMISES.

     A. Landlord shall construct the Fourth Amendment Additional Premises substantially in accordance with construction drawings ("Construction Drawings") to be prepared by or on behalf of Landlord, at Landlord's expense, based upon the space plan attached hereto as Fourth Amendment, Exhibit B ("Landlord's Work in respect of the Fourth Amendment Additional Premises"). Exhibit E of the Lease, Paragraph 4 of the First Amendment to Lease, Paragraph 4 of the Second Amendment and Paragraph 4 of the Third Amendment shall have no applicability to the Fourth Amendment Additional Premises. The parties acknowledge that such space plan contemplates, and the Construction Drawings will detail, the construction of an internal stairwell between the Fourth Amendment Additional Premises and the fifth (5th) floor portion of the Existing Premises and that Landlord reserves the right to engage an engineer or consultant to review such space plan and Construction Drawings and consult generally as to structural and related issues concerning such internal stairwell. Accordingly, and notwithstanding anything to the contrary contained herein, Tenant shall either reimburse Landlord for the fees, costs and expenses paid by Landlord to such engineer or consultant (collectively, the "Structural Review Costs") upon receipt of a bill(s) or invoice(s) from Landlord therefor or request that Landlord apply any available Landlord's Fourth Amendment Contribution (as hereinafter defined) towards the payment of the Structural Review Costs.

     B. Tenant shall have the right to approve the Construction Drawings, which approval shall not be unreasonably withheld or delayed. If Landlord estimates that the costs of Landlord's Work in respect of the Fourth Amendment Additional Premises shall exceed $274,945.00 ("Landlord's Fourth Amendment Contribution"), Landlord shall advise Tenant of the amount of such estimated excess at the time that Landlord submits the Construction Drawings to Tenant for its approval. In such event, Tenant shall have the right, exercisable by written notice to Landlord within three (3) business days of receipt of the Construction Drawings, to require modifications to the Construction Drawings so as to reduce the costs of Landlord's Work in respect of the Fourth Amendment Additional Premises; provided, however, that if Tenant shall exercise such right, Tenant shall reimburse Landlord upon demand for the costs of such modifications to the Construction Drawings and shall bear all risks of delay in the performance of Landlord's Work in respect of the Fourth Amendment Additional Premises caused by such modifications to the Construction Drawings. If Tenant fails to respond to Landlord's request for approval of any Construction Drawings within three (3) business days of Tenant's receipt thereof, Tenant's approval shall be deemed to have been given (both as to the Construction Drawings and the costs




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of Landlord's Work in respect of the Fourth Amendment Additional Premises).
Notwithstanding the foregoing, Tenant shall approve the Construction Drawings if they are consistent with the space plan referred to above and the costs of Landlord's Work in respect of the Fourth Amendment Additional Premises are estimated by Landlord to be less than Landlord's Fourth Amendment Contribution. Without limiting the foregoing, Tenant shall promptly respond to any request made from time to time by Landlord or Landlord's architect or other representative for approvals, authorizations to proceed or any other information in connection with Landlord's Work in respect of the Fourth Amendment Additional Premises. Time is of the essence of this Paragraph 3B.

     C. If Landlord's Fourth Amendment Contribution exceeds the costs of Landlord's Work in respect of the Fourth Amendment Additional Premises (including the Structural Review Costs), such excess portion of Landlord's Fourth Amendment Contribution shall accrue to the sole benefit of Landlord.

     D. If Landlord requires a Building permit in order to perform Landlord's Work in respect of the Fourth Amendment Additional Premises, Tenant shall, promptly upon request by Landlord, execute and deliver to the City of Boston any affidavits and documentation required to obtain the Building permit allowing Landlord to perform Landlord's Work in respect of the Fourth Amendment Additional Premises on a timely basis.

     E. If Landlord's Work in respect of the Fourth Amendment Additional Premises shall not have been substantially completed by July 31, 1998 due to Landlord's fault or neglect, Tenant, as its sole and exclusive remedy, shall have the right, by written notice to Landlord, to cancel this Fourth Amendment. If Tenant shall exercise such right, this Fourth Amendment shall be cancelled and of no further force or effect as of the date which is thirty (30) days after Landlord's receipt of such cancellation notice from Tenant, unless Landlord's Work in respect of the Fourth Amendment Additional Premises shall have been substantially completed within such thirty (30) day period. If Landlord's Work in respect of the Fourth Amendment Additional Premises shall have been substantially completed within such thirty (30) day period, Tenant's cancellation notice shall be deemed void and of no further force or effect.

     4. CONSTRUCTION RENT IN RESPECT OF FOURTH AMENDMENT ADDITIONAL PREMISES

     If the costs of Landlord's Work in respect of the Fourth Amendment Additional Premises exceed Landlord's Fourth Amendment Contribution, Landlord and Tenant hereby agree that Tenant, in addition to its obligation to pay Annual Rent, Construction Rent in respect of the Third Amendment Additional Premises and other charges provided in the Lease, shall reimburse Landlord an amount equal to the Construction Principal (as hereinafter defined) as follows. Tenant shall, commencing as of the Commencement Date in respect of the Fourth Amendment Additional Premises, pay to Landlord, as additional rent, at the times and in the manner provided for the payment of Annual Rent, a monthly amount ("Construction Rent") determined by Landlord based upon the amortization of the Construction Principal on a direct reduction basis over the Term of the Lease in respect of Fourth Amendment Additional Premises at an interest rate of 12% per annum. For purposes hereof, the term "Construction Principal" shall be an amount equal to the excess of (i) the costs of Landlord's Work in respect of the Fourth


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Amendment Additional Premises (other than the costs incurred to prepare the
Construction Drawings), over (ii) the amount of Landlord's Fourth Amendment Contribution. Landlord shall make the calculation of Construction Rent as soon as the Construction Principal is actually determined, and Landlord shall advise Tenant thereof. If the amount of Construction Rent is not known as of the Commencement Date in respect of the Fourth Amendment Additional Premises, Tenant shall pay to Landlord, with the first payment of Construction Rent, the aggregate amount of Construction Rent which shall have accrued from the Commencement Date in respect of the Fourth Amendment Additional Premises through the first such payment. The parties shall confirm in writing the amount of Construction Rent as soon as it is known; provided, however, that the failure to confirm the same in writing shall not relieve Tenant of its obligation to pay Construction Rent pursuant to the provisions thereof.

     Whereas the payment of Construction Rent by Tenant represents a reimbursement to Landlord of costs and expenses which Landlord will incur in connection with the preparation of the Fourth Amendment Additional Premises for Tenant's occupancy, in the event that there is any default in any of Tenant's obligations under the Lease (including, without limitation, its obligation to pay said Construction Rent) or in the event that the Term of the Lease is terminated prior to the expiration date thereof, the entire unpaid amount of Construction Principal shall become immediately due and payable upon demand by Landlord. Landlord's right to demand said entire unpaid amount of Construction Principal shall be in addition to all other rights and remedies which Landlord shall have by reason of any default of Tenant under the Lease, and Tenant shall not be entitled to any credit or reduction in said Construction Principal based upon amounts collected by Landlord from reletting of any premises after default of Tenant. Notwithstanding anything to the contrary herein or in the Lease contained, in no event and under no circumstances shall there be any abatement of Construction Rent, or any portion thereof, under the Lease, as hereby amended.

     5. FOURTH AMENDMENT REVISED SCHEDULE B-5

     Effective as of the Commencement Date in respect of the Fourth Amendment Additional Premises, Revised Schedule B-5, Third Amendment, Sheets 1, 2, 3 and 4, dated October 15,1996 (attached to the Third Amendment) shall be of no further force or effect and Fourth Amendment Revised Schedule B-5 shall become operative.

     6. SECURITY DEPOSIT

     The parties hereby acknowledge that, pursuant to Section 20.10 of the original Lease, Paragraph 7 of the First Amendment, Paragraph 6 of the Second Amendment and Paragraph 6 of the Third Amendment, Landlord is holding a security deposit of Twenty- Four Thousand Nine Hundred Thirty-Eight and 29/100 ($24,93 8.29) Dollars ("Security Deposit") securing Tenant's obligations under the Lease. The parties hereby further acknowledge that Tenant shall, at the time that Tenant executes and delivers this Fourth Amendment to Landlord, pay to Landlord an additional security deposit of Sixty-Five Thousand and 00/100 ($65,000.00) Dollars ("Additional Security Deposit"). The Additional Security Deposit shall be held by Landlord subject to the same terms and conditions as are applicable to the Security Deposit as set forth in Section 20.10 of the Lease.


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     7. TENANT'S OPTION TO EXTEND THE TERM OF THE LEASE

     A. On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease and that Advanced Manufacturing Research, Inc., itself, is occupying the entirety of the premises then demised to Tenant, both as of the time of option exercise and as of the commencement of the hereinafter described additional term, Tenant shall have the option to extend the Term of the Lease for one (1) additional five (5) year term, such additional term commencing as of the expiration of the term of the Lease. Tenant may exercise such option to extend by giving Landlord written notice on or before the date twelve (12) months prior to the expiration date of the term of the Lease. Upon the timely giving of such notice, the Term of the Lease shall be deemed extended upon all of the terms and conditions of the Lease (as hereby amended), except that Landlord shall have no obligation to construct or renovate the premises and that the Annual Rent, Tax Cost Base and All Other Occupancy Costs Base during such additional term shall be as hereinafter set forth. If Tenant fails to give timely notice, as aforesaid, Tenant shall have no further right to extend the Term of the Lease, time being of the essence of this Paragraph 7.

     B. The Annual Rent payable during the additional term shall be based upon the Fair Market Rental Value, as defined in Paragraph 8 below, as of the commencement of the additional term, of the premises then demised to Tenant.

     C. Tenant shall have no further option to extend the term of the Lease other than the one (1) additional five (5) year term herein provided.

     D. Notwithstanding the fact that upon Tenant's exercise of the herein option to extend the term of the Lease such extension shall be self-executing, as aforesaid, the parties shall promptly execute a lease amendment reflecting such additional term after -Tenant exercises the herein option, except that the Annual Rent payable in respect of such additional term, the Tax Cost Base during such additional term and the All Other Occupancy Costs Base during such additional term may not be set forth in said amendment. Subsequently, after such Annual Rent, Tax Cost Base and All Other Occupancy Costs Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of its rights under this Paragraph 7, unless otherwise specifically provided in such lease amendment.

     8. DEFINITION OF FAIR MARKET RENTAL VALUE

     A. "Fair Market Rental Value" shall be computed as of the date in question at the then current annual rental charge (i.e., the sum of Annual Rent plus escalation and other charges), including provisions for subsequent increases and other adjustments, for leases or agreements to lease then currently being negotiated or executed for comparable space located in the Building, or if no leases or agreements to lease are then currently being negotiated or executed for comparable space in the Building, the Fair Market Rental Value shall be determined by reference to leases or agreements to lease then currently being negotiated or executed for comparable space located elsewhere in comparable office buildings located in downtown Boston. In determining Fair Market Rental Value, the following factors, among others, shall be taken into




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account and given effect: size, location of premises, lease term, tenant improvement allowances, condition of building, and services provided by the landlord.

     B. Notwithstanding anything to the contrary herein contained, the parties hereby agree that upon the determination of any Fair Market Rental Value, Landlord shall have the right, exercisable by written notice to Tenant on or before the time that Landlord gives Tenant its initial designation of Fair Market Rental Value:

          (1) to change the Tax Cost Base as stated on Fourth Amendment Revised Schedule B-5 from the amount stated on Fourth Amendment Revised Schedule B-5 to an amount equal to the actual amount of Tax Costs for the immediately preceding fiscal tax year for which Landlord has actual data, and

          (2) to change the All Other Occupancy Costs Base as stated on Fourth Amendment Revised Schedule B-5 from the amount stated on Fourth Amendment Revised Schedule B-5 to an amount equal to the actual amount of Operating Costs (other than Tax Costs) for the immediately preceding calendar year for which Landlord has actual data.

     If Landlord shall exercise such right, the amount of Annual Rent payable hereunder shall be commensurately adjusted to reflect such change in the Tax Cost Base and the All Other Occupancy Costs Base.

     C. Landlord shall initially designate Fair Market Rental Value and Landlord shall furnish data in support of such designation. If Tenant disagrees with Landlord's designation of a Fair Market Rental Value, Tenant shall have the right, by written notice given within thirty (30) days after Tenant has been notified of Landlord's designation, to submit such Fair Market Rental Value to arbitration. Fair Market Rental Value shall be submitted to arbitration as follows: Fair Market Rental Value shall be determined by impartial arbitrators, one to be chosen by the Landlord, one to be chosen by Tenant, and a third to be selected, if necessary, as below provided. The unanimous written decision of the two first chosen, without selection and participation of a third arbitrator, or otherwise, the written decision of a majority of three arbitrators chosen and selected as aforesaid, shall be conclusive and binding upon Landlord and Tenant. Landlord and Tenant shall each notify the other of its chosen arbitrator within ten (10) days following the call for arbitration and, unless such two arbitrators shall have reached a unanimous decision within thirty (30) days after their designation, they shall so notify the President of the Boston Bar Association (or such organization as may succeed to said Boston Bar Association) and request him or her to select an impartial third arbitrator, who shall be an office building owner or a real estate broker dealing with like types of properties, to determine Fair Market Rental Value as herein defined. Such third arbitrator and the first two chosen shall, subject to commercial arbitration rules of the American Arbitration Association, hear the parties and their evidence and render their decision within thirty (30) days following the conclusion of such hearing and notify Landlord and Tenant thereof. Landlord and Tenant shall bear the expense of the third arbitrator (if any) equally. The decision of the arbitrator shall be binding and conclusive, and judgment upon the award or decision of the arbitrator may be entered in any court of competent jurisdiction; and the parties consent to the jurisdiction of such court and further agree that any




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process or notice of motion or other application to such court or a Judge thereof may be served outside the Commonwealth of Massachusetts by registered mail or by personal service, provided a reasonable time for appearance is allowed. If the dispute between the parties as to a Fair Market Rental Value has not been resolved before the commencement of Tenant's obligation to pay rent based upon such Fair Market Rental Value, then Tenant shall pay Annual Rent and other charges under the Lease in respect of the premises in question based upon the Fair Market Rental Value designated by Landlord until either the agreement of the parties as to the Fair Market Rental Value, or the decision of the arbitrators, as the case may be, at which time Tenant shall pay any underpayment of rent and other charges to Landlord, or Landlord shall refund any overpayment of rent and other charges to Tenant.

     9. TENANT'S RIGHT OF FIRST OFFER

     On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease and that Advanced Manufacturing Research, Inc., itself, is occupying the entirety of the premises then demised to Tenant, both at the time that Landlord is required to give Landlord's Notice, as hereinafter defined, and as of the Commencement Date in respect of the RFO Premises, as hereinafter defined, Tenant shall have the following right to lease the RFO Premises, as hereinafter defined, when the RFO Premises become available for lease to Tenant, as hereinafter defined. Tenant's right of first offer shall be subject and subordinate to the rights of existing tenants to lease such RFO Premises.

     A. DEFINITION OF RFO PREMISES

     "RFO Premises" shall be defined as any separately demised area on the fourth (4th) or fifth (5th) floor of the Building (other than the Expansion Areas described in Paragraph 10 below), when such area becomes available for lease to Tenant, as hereinafter defined, during the Term of the Lease. For the purposes of this Paragraph 9, an RFO Premises shall be deemed to be "available for lease to Tenant" if, during the term of the Lease, Landlord, in its sole judgment, determines that such area will become available for leasing to Tenant (i.e., when Landlord determines that the then current tenant of such area will vacate such area, and when Landlord intends to offer such area for lease; it being understood that Tenant's rights under this Paragraph 9 shall not apply to the initial leasing of any area which is vacant as of the date hereof). Notwithstanding anything to the contrary contained herein, in no event shall Tenant have any nights under this Paragraph 9 on or after the sixth (6th) anniversary of the Commencement Date in respect of the Fourth Amendment Additional Premises (i.e., Landlord shall have no obligation to give Landlord's Notice to Tenant on or after the sixth (6th) anniversary of the Commencement Date in respect of the Fourth Amendment Additional Premises).

     B. EXERCISE OF RIGHT TO LEASE RFO PREMISES

     Landlord shall give Tenant written notice ("Landlord's Notice") at the time that Landlord determines, as aforesaid, that an RFO Premises will become available for lease to Tenant. Landlord's Notice shall set forth the size and location of the RFO Premises, Landlord's designation of the Fair Market Rental Value (as defined in Paragraph 8 above) applicable to such RFO Premises and the Commencement Date in respect of such RFO Premises. Tenant shall have the right, exercisable upon written notice ("Tenant's Exercise Notice") given to Landlord within ten (10) days after the receipt of Landlord's Notice, to lease such RFO Premises. If Tenant fails timely to give Tenant's Exercise Notice, Tenant shall have no further right to lease such RFO Premises pursuant to this Paragraph 9; provided, however, that such failure shall not prohibit Tenant from exercising its right to lease any other RFO Premises which may thereafter become available for lease to Tenant. Upon the timely giving of Tenant's Exercise Notice, Landlord shall lease and demise to Tenant and Tenant shall hire and take from Landlord, such RFO Premises, upon all of the same terms and conditions of the Lease (as hereby amended), except as hereinafter set forth.

     C. LEASE PROVISIONS APPLYING TO RFO PREMISES

     The leasing to Tenant of an RFO Premises shall be upon all of the same terms and conditions of the Lease (as hereby amended), except as follows:

     (1) COMMENCEMENT DATE

     The Commencement Date in respect of such RFO Premises shall be the later of: (x) the Commencement Date in respect of such RFO Premises as set forth in Landlord's Notice, or (y) the date that Landlord delivers such RFO Premises to Tenant.

     (2) Annual Rent

     The Annual Rent payable in respect of such RFO Premises shall be based upon the Fair Market Rental Value, as defined in Paragraph 8 above, of such RFO Premises as of the Commencement Date in respect of such RFO Premises.

     (3) CONDITION OF RF0 PREMISES

     Tenant shall take such RFO Premises "as-is", in its then (i.e., as of the date of delivery of such RF0 Premises) state of construction, finish and decoration, without any obligation on the part of Landlord to construct or prepare such RFO Premises for Tenant's occupancy or to provide any allowance or contribution with respect thereto. Without limiting the foregoing, Article 3.03 and Exhibit E of the Lease, Paragraph 4 of the First Amendment to Lease, Paragraph 4 of the Second Amendment, Paragraph 4 of the Third Amendment and Paragraph 3 of this Fourth Amendment shall have no applicability to such RFO Premises.

     (4) TENANT'S PROPORTIONATE SHARE

     Tenant's Proportionate Share in respect of such RFO Premises shall be a fraction, the numerator of which is the Total Rentable Area of such RFO Premises, and the denominator of which is the Total Rentable Area of the Building.

     D. EXECUTION OF LEASE AMENDMENTS

     Notwithstanding the fact that Tenant's exercise of the above-described option to lease RFO Premises shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of an RFO Premises, except that the Annual

Rent payable in respect of such RFO Premises, the Tax Cost Base in respect of such RFO Premises and the All Other Occupancy Costs Base in respect of such RFO Premises may not be as set forth in such amendment. Subsequently, after such Annual Rent, Tax Cost Base and All Other Occupancy Costs Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein option to lease RFO Premises, unless otherwise specifically provided in such lease amendment.

     10. TENANT'S EXPANSION OPTIONS

     On the conditions, which conditions Landlord may waive, at its election, by written notice to Tenant at any time, that Tenant is not in default of its covenants and obligations under the Lease and that Advanced Manufacturing Research, Inc., itself, is occupying the entirety of the premises then demised to Tenant, both as of the time of option exercise and as of the Commencement Date in respect of the Expansion Area, as hereinafter defined, Tenant shall have the option to lease Expansion Area A and Expansion Area B, as such terms are hereinafter defined. "Expansion Area A" contains 679 rentable square feet on the fifth (5th) floor of the Building, and is substantially as shown on Fourth Amendment, Exhibit A, Sheet 2, dated January 8, 1998, a copy of which is attached hereto and incorporated by reference herein; and "Expansion Area B" contains 5,382 rentable square feet on the fifth (5th) floor of the Building, and is substantially as shown on said Fourth Amendment, Exhibit A, Sheet 2.

     A. EXERCISE OF RIGHTS TO EXPANSION AREAS

     Tenant may exercise its option to lease Expansion Area A by giving written notice to Landlord on or before October 31, 1999, and, provided that Tenant shall have timely and properly exercised its right to extend the Term of the Lease in accordance with Paragraph 7 of this Amendment, may exercise its option to lease Expansion Area B by giving written notice to Landlord on or before June 30, 2004 (any such notice by Tenant to Landlord is hereinafter referred to as the "Expansion Notice"). If Tenant fails timely to give any Expansion Notice, Tenant shall have no further right to lease the Expansion Area in question, time being of the essence of this Paragraph 10. Upon the timely giving of any Expansion Notice, Landlord shall lease and demise to Tenant, and Tenant shall hire and take from Landlord, Expansion Area A or Expansion Area B (as the case may be), without the need for further act or deed by either party, for the Term and upon all of the same terms and conditions of the Lease (as hereby amended), except as hereinafter set forth.

     B. LEASE PROVISIONS APPLYING TO EXPANSION AREA

     The leasing to Tenant of any Expansion Area shall be upon all of the same terms and conditions of the Lease (as hereby amended), except as follows:

     (1) COMMENCEMENT DATE

     The Commencement Date in respect of Expansion Area A shall be the later of:
(i) July 31, 2000, or (ii) the date on which the existing tenant of Expansion Area A vacates the same. The Commencement Date in respect of Expansion Area B shall be the later of:

(x) June 30, 2005, or (y) the date on which the existing tenant of Expansion Area B vacates the same.

          (2) ANNUAL RENT

             The Annual Rent payable in respect of each Expansion Area shall be based upon the Fair Market Rental Value, as defined in Paragraph 8 above, of such Expansion Area, as of the Commencement Date in respect of such Expansion Area.

          (3) CONDITION OF EXPANSION AREA

              Tenant shall take such Expansion Area "as-is", in its then (i.e., as of the Commencement Date in respect of such Expansion Area), state of construction, finish and decoration, without any obligation on the part of Landlord to construct or prepare such Expansion Area for Tenant's occupancy or to provide any allowance or- contribution with respect thereto. Without limiting the foregoing, Article 3.03 and Exhibit E of the Lease, Paragraph 4 of the First Amendment to Lease, Paragraph 4 of the Second Amendment, Paragraph 4 of the Third Amendment and Paragraph 3 of this Fourth Amendment shall have no applicability to such Expansion Area.

          (4) TENANT'S PROPORTIONATE SHARE

              Tenant's Proportionate Share in respect of Expansion Area A shall be .32%. Tenant's Proportionate Share in respect of Expansion Area B shall be 2.54%

     C. EXECUTION OF LEASE AMENDMENTS

     Notwithstanding the fact that Tenant's exercise of the above described expansion option(s) shall be self-executing, as aforesaid, the parties hereby agree promptly to execute a lease amendment reflecting the addition of the Expansion Area in question, except that the Annual Rent payable in respect of such Expansion Area, the Tax Cost Base in respect of such Expansion Area and the All Other Occupancy Costs Base in respect of such Expansion Area may not be set forth in such amendment. Subsequently, after such Annual Rent, Tax Cost Base and All Other Occupancy Costs Base are determined, the parties shall execute a written agreement confirming the same. The execution of such lease amendment shall not be deemed to waive any of the conditions to Tenant's exercise of the herein expansion option(s), unless otherwise specifically provided in such lease amendment.

     11. BROKER

     Tenant warrants and represents that it has dealt with no broker or agent in connection with this Fourth Amendment other than Beacon Management Company ("BMC"). Tenant shall indemnify and hold Landlord harmless of and from all claims that may be made against Landlord for brokerage or other compensation in the nature of brokerage with respect to this Fourth Amendment by any person (other than BMC claiming to have dealt with Tenant in connection with this Fourth Amendment.

     As herein amended, the Lease is ratified, approved and confirmed in all respects.

     WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written.

LANDLORD:                                      TENANT:

EOP-2 OLIVER STREET, L.L.C.                    ADVANCED MANUFACTURING
                                               RESEARCH, INC.

By: EOP Operating Limited Partnership, its
      Sole member

    By: Equity Office Properties Trust, its    By: /s/ Anthony J. Friscia
               managing general partner           -----------------------------
                                                  Hereunto Duly Authorized


    By: /s/ Christopher P. Mundy
       ---------------------------
       Name:  Christopher P. Mundy
       Title: Vice President

Dated Signed:     2/2/98                       Dated Signed:   1/26/98
             ---------------------                           ------------------

                           EXHIBIT A, FOURTH AMENDMENT

                              DATE: January 8, 1998


                [FLOOR PLAN - FOURTH FLOOR OF TWO OLIVER STREET]

                      EXHIBIT A (SHEET 2), FOURTH AMENDMENT

                              DATE: January 8, 1998


                 [FLOOR PLAN - FIFTH FLOOR OF TWO OLIVER STREET]

                 REVISED SCHEDULE B-5, FOURTH AMENDMENT, SHEET I
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")


Execution Date:   January 8, 1998

Tenant:           Advanced Manufacturing Research, Inc.
                  -------------------------------------------------------------
                              (name)

                  a Delaware corporation
                  -------------------------------------------------------------
                         (description of business organization)

                  Two Oliver Street, Boston, Massachusetts 02109
                  -------------------------------------------------------------
                  (principal place of business - mailing address)

Landlord:         EOP-2 Oliver Street, L.L.C., a Delaware limited liability
                  company (the sole member of which is EOP Operating Limited
                  Partnership, a Delaware limited partnership).

Building:         The Building in the City of Boston know as and numbered Two
                  Oliver Street

Art.1.01(n)
 Existing
 Premises:        Areas on the fifth (5th) floor of the Building, substantially as shown on Exhibit H to the leased dated August 12, 1992
                  (the "Original Premises"), on First Amendment Exhibit A, dated
                  December 31, 1994 (the "First Amendment Premises") and on
                  Second Amendment, Exhibit A, dated January 23, 1996 (the
                  "Second Amendment Additional Premises"); and an area on the sixth (6th) floor of the Building, substantially as shown on Third Amendment, Exhibit A dated October 15, 1996 (the
                  "Third Amendment Additional Premises")


Art. 1.01 (n)     Fourth Amendment
                  Additional Premises:  An area on the fourth (4th) floor of the building, substantially as shown on
                                        Fourth Amendment, Exhibit A, Sheet 1,
                                        dated December 18, 1997

Art. 1.01 (n)     Area in respect of:

                  Existing Premises:        16,155 rentable square feet

                  Fourth Amendment
                  Additional Premises:      9,998 rentable square feet
                  Total:                    26,153 rental square feet

                 REVISED SCHEDULE B-5, FOURTH AMENDMENT, SHEET 2
                                Two Oliver Street
                                Boston, MA 02109
                                (the "Building")


        Tenant:   Advanced Manufacturing Research. Inc.

Execution Date:   January 8, 1998

Art. 1.01(c)      Commencement Date
                  in respect of initial portion
                  of Existing Premises:    September 1, 1992

Art. 1.01(c)      Commencement Date
                  in respect of Fourth
                  Amendment Additional
                  Premises:                April 1, 1998 (subject to the
                                           provisions of Paragraph 2A of
                                           the Fourth Amendment

                  Termination Date in
                  Respect of all Premises: Seven (7) years after the
                                           Commencement Date in respect of the
                                           Fourth Amendment Additional Premises

Art. 4.01         Annual Rent in respect of Existing Premises and Fourth
                  Amendment Additional Premises:

                  EXISTING PREMISES:

                  TIME PERIOD            ANNUAL RENT            MONTHLY PAYMENT

                  March 1, 1997 -
                  February 28, 1998:     $310,470.48               $25,872.54

                  March 1, 1998 -
                  February 28, 2000:     $333,642.48               $27,803.54

                  February 29, 2000 -
                  November 30, 2001:     $337,504.56               $58,125.38

                  December 1, 2001 -
                  Termination Date:      $420,030.00               $35,002.50

                 REVISED SCHEDULE B-5, FOURTH AMENDMENT, SHEET 3
                                Two Oliver Street
                                Boston, MA 02109
                                (the "Building")


        Tenant:   Advanced Manufacturing Research. Inc.
Execution Date:   January 8, 1998

        FOURTH AMENDMENT
        ADDITIONAL PREMISES:


        LEASE YEAR(1)           ANNUAL RENT                     MONTHLY PAYMENT

           1-3                  $241,451.76                        $20,120.98
           4-7                  $264,947.04                        $22,078.92


Art. 5.01         Use of Premises: GENERAL OFFICE USES

Art. 6.02(B)(i)   Electrical current will be furnished by Landlord to Tenant, at Tenants cost

Schedule of Rent
Escalators:                Operating and Tax Escalation:

                           Existing Premises:

                           Through November 30, 2001:

                           Original Premises and First Amendment Premises (7,724 Rentable Square Feet):

                           Tax Cost Base: Actual amount of Taxes for Fiscal
                                          Year 1995 (i.e., July 1, 1994 -
                                          June 30, 1995)

                           All Other Occupancy Costs Base: Actual amount of Operating Costs for Calendar Year 1995

                           Tenant's Agreed Percentage in respect of Original Premises and First Amendment Premises: 3.64%



--------
(1) As used herein, the term "Lease Year" shall mean any twelve (12) month period commencing on the Commencement Date in respect of the Fourth Amendment Additional Premises or on any anniversary of the Commencement Date in respect of the Fourth Amendment Additional Premises.

                           Second Amendment Additional Premises
                           (2,104 rentable square feet):

                           Tax Cost Base:  Actual amount of Taxes for Fiscal
                                           Year 1996 (i.e., July 1, 1995 - June
                                           30, 1996

                 REVISED SCHEDULE B-5, FOURTH AMENDMENT, SHEET4
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")


        Tenant:  Advanced Manufacturing Research. Inc.

Execution Date:  January 8, 1998

     All Other Occupancy Costs: Actual Amount of Operating Costs for Calendar
                                Year 1995

     Tenant's Agreed Percentage in respect of Second Amendment Additional
     Premises:  .99%

     Third Amendment Additional Premises (6,327) rentable square feet):

     All Other Occupancy Costs Base:  Actual amount of Operating Costs for
                                      Calendar Year 1996

     Tenant's Agreed Percentage in respect of Third Amendment Additional
     Premises:  2.98%

     FOR THE PERIOD COMMENCING DECEMBER 1, 2001 AND ENDING ON THE TERMINATION
DATE:

     Tax Cost Base:  Actual amount of Taxes for Fiscal Year 1998 (i.e. July 1,
                     1997 - June 30, 1998)

     All Other Occupancy Costs Base: Actual Amount of Operating Costs for
                                     Calendar Year 1998

     Tenant's Agreed Percentage:    7.61%

     Fourth Amendment Additional Premises:

     Tax Cost Base:  Actual amount of Taxes for Fiscal Year 1998 (i.e. July 1,
                     1997 - June 30, 1998

     All Other Occupancy Costs Base: Actual Amount of Operating Costs for
                                     Calendar Year 1998

     Tenant's Agreed Percentage:    4.71%

                 REVISED SCHEDULE B-5, FOURTH AMENDMENT, SHEET 5
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")


        Tenant:   Advanced Manufacturing Research. Inc.
Execution Date:   January 8, 1998


Art. 20.12        Broker:  Beacon Management Company

 Exhibit Dates:   Exhibit H, dated August 12, 1992; First Amendment Exhibit A, dated December 31, 1994; Second Amendment, Exhibit A, dated
                  January 23, 1996; Third Amendment, Exhibit A, dated October
                  15, 1996; Fourth Amendment, Exhibit A, Sheets 1 and 2, dated
                  January 8, 1998


LANDLORD:                                   TENANT:

EOP-2 OLIVER STREET, L.L.C.                 ADVANCED MANUFACTURING
                                            RESEARCH, INC.
By: EOP Operating Limited Partnership,
    Its sole member

    By: Equity Office Properties Trust,     By: /s/ Anthony J. Friscia
        Its managing general partner           --------------------------------
                                               (Name)                  (Title)
                                               Hereunto Duly Authorized

    By: /s/ Christopher P. Mundy
       -----------------------------------
       Name: Christopher P. Mundy
       Title:  Vice President

Dated Signed: 2/2/98                        Date Signed: 1/26/98
             -----------------------------              -----------------------